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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2003

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-23336                 95-4302784
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

     632 BROADWAY, SUITE 1200, NEW YORK, NEW YORK                  10012
       (Address of Principal Executive Offices)                 (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 654-2107


          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Pursuant to the terms of a Securities Purchase Agreement dated September 30, 2003 (the "Purchase Agreement") by and between Arotech Corporation and six institutional investors (the "Investors"), we issued and sold to the Investors (i) an aggregate principal amount of $5,000,000 in 8% secured convertible debentures due September 30, 2006 (the "Initial Debentures"), convertible into shares of our common stock at any time after January 1, 2004 at a conversion price of $1.15 per share, and (ii) three-year warrants to purchase up to an aggregate of 1,250,000 shares of our common stock at any time after January 1, 2004 (the "Initial Warrants") at an exercise price of $1.4375 per share.

         The Investors also have the right, at their option, to purchase up to an additional $6,000,000 in debentures (the "Additional Debentures" and, together with the Initial Debentures, the "Debentures") convertible into shares of our common stock at any time after January 1, 2004 at a conversion price of $1.45 per share, and to receive warrants to purchase up to an aggregate of 1,500,000 shares of our common stock at any time after January 1, 2004 (the "Additional Warrants" and, together with the Initial Warrants, the "Warrants") at an exercise price of $1.8125 per share.

         If all the Additional Debentures are purchased and all the Additional Warrants are issued, the average conversion price of the Debentures will be approximately $1.31 per share, and the average exercise price of the Warrants will be approximately $1.64 per share.

         The conversion prices of the Debentures and the exercise prices of the Warrants were based on the average of the closing market prices of our common stock during the ten days prior to the date on which the term sheet with the Investors was signed.

         We also committed ourselves to certain affirmative and negative covenants customary in agreements of this kind.

         We will use the net proceeds of this offering for working capital purposes.

         Under the terms of the Purchase Agreement, we have granted the Investors (i) a first position security interest in the stock of MDT Armor Corporation and in any assets that we acquire in future Acquisitions (as defined in the Purchase Agreement), (ii) a second position security interest in the assets of our IES Interactive Training, Inc. subsidiary and in the stock of our subsidiaries other than IES Interactive Training, Inc. and M.D.T. Protective Industries, Ltd. (junior to the security interest of the holders of our 9% secured convertible debentures due June 30, 2005), and (iii) a third position security interest in the stock of our subsidiaries I.E.S. Defense Services, Inc., IES Interactive Training, Inc. and M.D.T. Protective Industries, Ltd. (junior to the security interest of the holders of our 9% secured convertible debentures due June 30, 2005 and to the security interest of I.E.S. Electronics Industries, Ltd.), all pursuant to the terms of separate security agreements filed herewith.

         Under the terms of the Debentures and Notes, we are not obligated to issue shares of our common stock upon conversion of a Debentures or exercise of a Warrant if the issuance of such shares of common stock would exceed that


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number of  shares  of common  stock  that we may  issue  without  breaching  our obligations under applicable Nasdaq Marketplace Rules unless and until we obtain the approval of our shareholders to the extent required by applicable Nasdaq Marketplace Rules.

         Pursuant to our obligations under the Purchase Agreement, we will solicit the approval of our shareholders regarding the issuance of the Debentures and the Warrants, as may be required under Nasdaq Marketplace Rules, at our next annual meeting of stockholders (the "Meeting"), to be called and held no later than June 19, 2004. In this connection, and as required under the terms of the Purchase Agreement, certain of our shareholders have agreed to vote their shares in favor of the approval of the transactions contemplated by the Purchase Agreement at the Meeting, pursuant to separate voting agreements.

         We are required to register the shares of common stock underlying the Debentures and the Warrants with the Securities and Exchange Commission in a registration statement on Form S-3 filed no later than November 29, 2003, with such registration to be declared effective by the Securities and Exchange Commission no later than January 28, 2004.

         The foregoing description of the Purchase Agreement and the other instruments and agreements attached as exhibits thereto and certain other agreements executed in connection therewith is qualified in its entirety by reference to the agreements and instruments themselves. A copy of the Purchase Agreement (including the forms of instruments and agreements attached as exhibits thereto and certain other agreements executed in connection therewith) is attached to this report as Exhibits 4.1 through 4.8 hereto, and is incorporated herein by reference.

         In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; significant future capital requirements; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. A list of exhibits required is given in the Exhibit Index that precedes the exhibits filed with this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AROTECH CORPORATION

                                                 (REGISTRANT)


                                     By:            /s/ Robert S. Ehrlich
                                            ------------------------------------
                                            Name:   Robert S. Ehrlich
                                            Title:  Chairman, President and CEO
Dated:   October 2, 2003




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                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.

  EXHIBIT
  NUMBER                   DESCRIPTION
  ------                   -----------
   4.1.....Securities  Purchase  Agreement  dated  September  30, 2003  between the Company and the
           Investors
   4.2.....Form of 8% Secured Convertible Debenture due September 30, 2006
   4.3.....Form of Warrant
   4.4.....Form of Security Agreement
   4.5.....Form of Intellectual Property Security Agreement
   4.6.....Registration  Rights  Agreement  dated  September  30, 2003  between the Company and the
           Investors
   4.7.....Voting  Agreement dated September 30, 2003 among the Company,  Robert S. Ehrlich and the
           Investors
   4.8.....Voting  Agreement  dated  September  30, 2003 among the  Company,  Leon S. Gross and the
           Investors